EXHIBIT 32



                           CERTIFICATION OF ANNUAL REPORT

We certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) the Amended Annual Report on Form 10-K/A for the year ended December 31, 2004 (the "Report") of The Savannah Bancorp, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date   10/18/05               /s/G. Mike Odom, Jr.
       --------               ------------------------
                                 G. Mike Odom, Jr.- Chief Executive Officer



Date   10/18/05               /s/John C. Helmken II
       --------                -------------------------
                                 John C. Helmken II - President



Date   10/18/05               /s/Robert B. Briscoe
       --------               --------------------------
                                 Robert B. Briscoe - Chief Financial Officer